================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2000
                                                         -----------------


                       BANC ONE AUTO GRANTOR TRUST 1996-B
                    -----------------------------------------
                    (Issuer with respect to the Certificates)


                            BANC ONE ABS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                      Ohio
                  ---------------------------------------------
                  (State or other jurisdiction of organization)

          333-3457                                      31-1467431
   ------------------------              ------------------------------------
   (Commission File Number)              (IRS Employer Identification Number)


201 North Central Avenue, Phoenix, Arizona                           85004
------------------------------------------                        ----------
(Address of principal executive offices)                          (Zip Code)


                                 (602) 221-3704
               --------------------------------------------------
               Registrant's telephone number, including area code

================================================================================

Item 5.    Other Events

           On February 15, 2000, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. Exhibit
           99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

           This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from January 18, 2000 through February 14, 2000 and for the Collection Period from January 1, 2000 through January 31, 2000.


Item 7.    Exhibits

           See page 4 for Exhibit Index.

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BANC ONE AUTO GRANTOR TRUST 1996-B

                                     By:    Bank One, Arizona, N.A., as Servicer
                                               on behalf of the Trust


                                     By:    /s/ Tracie H. Klein
                                            ------------------------------------
                                     Name:  Tracie H. Klein
                                     Title: Vice President




Date:  February 16, 2000
       -----------------

EXHIBIT INDEX


Exhibit      Description                                                   Page
-------      -----------                                                   ----


99.1         Monthly Statements and Additional Information...............  5-13